FOURTH AMENDMENT TO
WAREHOUSING CREDIT AGREEMENT

This Fourth Amendment to Warehousing Credit Agreement (this "Amendment") is made and entered into as of March 3, 2003, by and among PLM Equipment Growth Fund V , a California limited partnership ("EGF V"), PLM Equipment Growth Fund VI, a California limited partnership ("EGF VI"), PLM Equipment Growth & Income Fund VII , a California limited partnership ("EGF VII"), Professional Lease Management Income Fund I, L.L.C., a Delaware limited liability company ("Income Fund I"), and Acquisub, LLC , a Delaware limited liability company ("Acquisub") (EGV V, EGF VI, EGF VII, Income Fund I, and Acquisub each individually being a "Borrower" and, collectively, the "Borrowers"), and PLM Financial Services, Inc. , a Delaware corporation and the sole general partner, in the case of EGF V, EGF VI and EGF VII, and the sole manager, in the case of Income Fund I and Acquisub ("FSI"), the banks, financial institutions and institutional lenders from time to time party to the Loan Agreement (defined below) and defined as Lenders therein ("Lenders"), and Comerica Bank-California ( "Bank" ), successor by merger to Imperial Bank not in its individual capacity, but solely as agent (in such capacity, the "Agent").

Recitals

A.  Borrowers requested and the Lenders agreed to extend and make loans available to Borrowers upon the terms and conditions contained in that certain Warehousing Credit Agreement dated as of April 13, 2001, by and among the Borrowers (other than EGF V), FSI, Agent, and the Lenders, as amended by that First Amendment to Warehousing Credit Agreement, dated as of December 21, 2001, by and among the Borrowers (other than EGF V), FSI, Agent and the Lenders, that Second Amendment to Warehousing Credit Agreement, dated as of April 12, 2002, by and among the Borrowers, FSI, Agent and the Lenders, and that Third Amendment to Warehousing Credit Agreement, dated as of July 11, 2002, by and among the Borrowers, FSI, Agent and the Lenders ( as the same may from time to time be further modified, amended, supplemented, restated or superseded, the "Loan Agreement"). Initially capitalized terms not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

B.  PLMI is a wholly owned subsidiary of MILPI Holdings, LLC, a Delaware limited liability company ("MILPI"). Borrowers and FSI have requested that the Lenders amend the Loan Agreement (i) to reflect that MILPI will be added as a Guarantor under the Guaranty, (ii) to substitute MILPI for PLMI with respect to the covenants contained in the PLMI Letter, (iii) to substitute MILPI for PLMI with respect to the submission of quarterly and annual financial statements, and (iv) to make certain other conforming changes, and the Lenders are willing to do so on the terms and conditions set forth herein and in reliance on the representations and warranties set forth herein.

Agreement

Now, Therefore , in consideration of the foregoing recitals and the mutual covenants herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, and to induce Agent and the Lenders to enter into this Amendment, Borrowers, FSI, Lenders and Agent hereby agree as follows:

Section 1.  Amendments to Definitions.

1.1  New Definitions. The following definitions are hereby added to Section 1.1 of the Loan Agreement in alphabetical order:

" Fourth Amendment " means that certain Fourth Amendment to Warehousing Credit Agreement, dated as of March 3, 2003, by and among the Borrowers, FSI, Agent and the Lenders ( as the same may from time to time be further modified, amended, supplemented, restated or superseded).

"MILPI" means MILPI Holdings, LLC, a Delaware limited liability company.

" MILPI Letter " means the MILPI Letter dated as of March 3, 2003 between MILPI and Agent, including all amendments, modifications and supplements thereto, and shall refer to the MILPI Letter as the same may be in effect from time to time, substantially in the form of Exhibit A attached to the Fourth Amendment.

1.2  Revised Definitions. The following definitions are hereby amended and restated in their entirety to read as follows:

" Change of Control " means: (i) the failure after December 21, 2001 of Gary Engle or Jim Coyne, directly or indirectly, through one or more intermediaries, to own, whether beneficially or as a trustee, guardian or other fiduciary, fifty-one percent (51%) or more of (x) the stock having ordinary voting power in the election of directors or (y) the ownership interests of either MILPI, PLMI, FSI, TEC, Acquisub, IMI, or an Affiliate of IMI in its capacity as equipment manager for any of the Equipment Growth Funds (the "Equipment Manager"), or any Owner Trustee, or (ii) the failure after December 21, 2001 of Gary Engle or Jim Coyne, directly or indirectly, through one or more intermediaries, to control MILPI, PLMI, FSI, TEC, Acquisub, the Equipment Manager, or any Owner Trustee. For purposes of this definition, "control" of MILPI, PLMI, FSI, TEC, Acquisub, the Equipment Manager, or any Owner Trustee shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

" Compliance Certificate " means, with respect to any Borrower (other than Acquisub), a certificate signed by a Responsible Officer of such Borrower, substantially in the form of Exhibit D , with such changes as Agent may from time to time reasonably request for the purpose of having such certificate disclose the matters certified therein and the method of computation thereof, and with respect to MILPI, a certificate signed by a Responsible Officer of MILPI, substantially in the form of Exhibit A-1 and Exhibit A-2 to the MILPI Letter, with such changes as Agent may from time to time reasonably request for the purpose of having such certificate disclose the matters certified therein and the method of computation thereof.

" Funded Debt Ratio " means, as at any date of determination, the ratio of (a) the aggregate principal amount of the Loans outstanding for Acquisub under the Facility plus the undefeased portion of any Indebtedness of MILPI to (b) the Consolidated Tangible Net Worth of MILPI.

" Guarantors " means MILPI, PLMI, FSI and TEC.

" Guaranty " means that certain Guaranty of even date herewith executed jointly and severally by PLMI, FSI, and TEC in favor of Lenders and Agent, substantially in the form of Exhibit H , as amended by Amendment No. 1 to Guaranty dated as of March 3, 2003 pursuant to which MILPI joined the Guaranty as a Guarantor, substantially in the form of Exhibit B to the Fourth Amendment, including all further amendments, modifications and supplements thereto and all appendices, exhibits and schedules to any of the foregoing, and shall refer to the Guaranty as the same may be in effect from time to time.

" Loan Document " when used in the singular and "Loan Documents" when used in the plural means any and all of this Agreement, the Notes, the Security Documents, the Subordination Agreements, the Lockbox Agreement, the Guaranty, the MILPI Letter, and any and all other agreements, documents and instruments executed and delivered by or on behalf or support of any Borrower to Agent or any Lender or any of their respective authorized designees evidencing or otherwise relating to the Advances and the Liens granted to Agent, on behalf of Lenders, with respect to the Advances, as the same may from time to time be amended, modified, supplemented or renewed.

" Loan Parties " means EGF V, EGF VI, EGF VII, Income Fund I, Acquisub, any Marine Subsidiary, any Owner Trustee, FSI, TEC, IMI, PLMI, and MILPI and a " Loan Party " means any one of the Loan Parties.

" Security Agreements " means (i) the Security Agreement between EGF VI and Agent, on behalf and for the benefit of the Lenders, providing for the grant of a first priority perfected security interest in the Equipment being financed by EGF VI under this Facility and certain related Collateral, subject to no other Liens other than Permitted Liens, substantially in the form of Exhibit N (the "Security Agreement (EGF VI)"), (ii) the Security Agreement between Income Fund I and Agent, on behalf and for the benefit of the Lenders, providing for the grant of a first priority perfected security interest in the Equipment being financed by Income Fund I under this Facility and certain related Collateral, subject to no other Liens other than Permitted Liens, substantially in the form of Exhibit O (the "Security Agreement (Income Fund I)"), (iii) the Security Agreement between Acquisub and Agent, on behalf and for the benefit of the Lenders, providing for the grant of a first priority perfected security interest in substantially all of the assets of Acquisub, subject to no other Liens other than Permitted Liens, substantially in the form of Exhibit L (the "Security Agreement (Acquisub)"), (iv) the Security Agreement between PLMI and Agent, on behalf and for the benefit of the Lenders, providing for the grant of a first priority perfected security interest in substantially all of the assets of PLMI, subject to no other Liens other than Permitted Liens, substantially in the form of Exhibit M (the "Security Agreement (PLMI)"), (v) the Security Agreement between EGF V and Agent, on behalf and for the benefit of the Lenders, providing for the grant of a first priority perfected security interest in the Equipment being financed by EGF V under this Facility and certain related Collateral, subject to no other Liens other than Permitted Liens, substantially in the form of Exhibit N (except that any references to EGF VI therein shall be deemed to be references to EGF V for the purpose of this clause) (the "Security Agreement (EGF V)"), and (vi) the Security Agreement between MILPI and Agent, on behalf and for the benefit of the Lenders, providing for the grant of a first priority perfected security interest in substantially all of the assets of MILPI, subject to no other Liens other than Permitted Liens, substantially in the form of Exhibit M (except that any references to PLMI therein shall be deemed to be references to MILPI for the purpose of this clause) (the "Security Agreement (MILPI)"), in each case including all amendments, modifications and supplements thereto and all appendices, exhibits and schedules to any of the foregoing, and shall refer to each Security Agreement as the same may be in effect from time to time.

" Subordination Agreements " means collectively (i) the Subordination Agreement of even date herewith among PLMI, FSI, TEC, and IMI (" Original Subordinated Lenders "), EGF VI, and Agent, substantially in the form of Exhibit I-1 (the "Subordination Agreement (EGF VI)"), as amended by Amendment No. 1 to Subordination Agreement dated as of March 3, 2003 pursuant to which MILPI joined the Subordination Agreement (EGF VI) as a Subordinated Lender (MILPI, together with the Original Subordinated Lenders, the " Subordinated Lenders "), substantially in the form of Exhibit C-1 to the Fourth Amendment, (ii) the Subordination Agreement of even date herewith among the Original Subordinated Lenders, EGF VII, and Agent, substantially in the form of Exhibit I-2 (the "Subordination Agreement (EGF VII)"), as amended by Amendment No. 1 to Subordination Agreement dated as of March 3, 2003 pursuant to which MILPI joined the Subordination Agreement (EGF VII) as a Subordinated Lender, substantially in the form of Exhibit C-2 to the Fourth Amendment, (iii) the Subordination Agreement of even date herewith among the Original Subordinated Lenders, Income Fund I, and Agent, substantially in the form of Exhibit I-3 (the "Subordination Agreement (Income Fund I)"), as amended by Amendment No. 1 to Subordination Agreement dated as of March 3, 2003 pursuant to which MILPI joined the Subordination Agreement (Income Fund I) as a Subordinated Lender, substantially in the form of Exhibit C-3 to the Fourth Amendment, (iv) the Subordination Agreement of even date herewith among the Original Subordinated Lenders, Acquisub, and Agent, substantially in the form of Exhibit I-4 (the "Subordination Agreement (Acquisub)"), as amended by Amendment No. 1 to Subordination Agreement dated as of March 3, 2003 pursuant to which MILPI joined the Subordination Agreement (Acquisub) as a Subordinated Lender, substantially in the form of Exhibit C-4 to the Fourth Amendment, and (v) the Subordination Agreement among the Original Subordinated Lenders, EGF V, and Agent, substantially in the form of Exhibit I-1 (except that any references to EGF VI therein shall be deemed to be references to EGF V for the purpose of this clause) (the "Subordination Agreement (EGF V)"), as amended by Amendment No. 1 to Subordination Agreement dated as of March 3, 2003 pursuant to which MILPI joined the Subordination Agreement (EGF V) as a Subordinated Lender, substantially in the form of Exhibit C-5 to the Fourth Amendment, including all further amendments, modifications and supplements thereto and all appendices, exhibits and schedules to any of the foregoing, and shall refer to the Subordination Agreements as the same may be in effect from time to time.

Section 2.  Other Amendments to Existing Sections.

2.1  Section 3.3.1 of the Loan Agreement is amended by deleting "PLMI" in clause (d) thereof and substituting "MILPI" therefor.

2.2  Section 4.1.4 of the Loan Agreement is amended and restated in its entirety to read as follows:

4.1.4  Financial Condition . Borrower’s and MILPI’s audited consolidated financial statements as of December 31, 2001 copies of which heretofore have been delivered to Agent by such Borrower and MILPI, respectively, and all other financial statements and other data submitted in writing by any Borrower and MILPI to Agent or any Lender in connection with the request for credit granted by this Agreement, are true, accurate and complete in all material respects, and said financial statements and other data fairly present the consolidated financial condition of such Borrower and MILPI, as of the date thereof, and have been prepared in accordance with GAAP, subject to fiscal year-end audit adjustments. There has been no material adverse change in the business, properties or assets, operations, prospects, profitability or financial or other condition of any Borrower or MILPI since December 31, 2001 (or the date of the most recently delivered audited consolidated financial statements of such Borrower or MILPI, whichever is later).

2.3  The lead-in paragraph to Section 5 of the Loan Agreement is amended by deleting "PLMI" in the third line thereof and substituting "MILPI" therefor.

2.4  Section 5.1.1 of the Loan Agreement is amended by deleting "PLMI" wherever that term appears in that section and substituting "MILPI" therefor.

2.5  Section 5.1.2 of the Loan Agreement is amended by deleting "PLMI" wherever that term appears in that section and substituting "MILPI" therefor.

2.6  Section 5.1.5 of the Loan Agreement is amended by deleting "PLMI" wherever that term appears in that section and substituting "MILPI" therefor.

2.7  Section 5.1.7 of the Loan Agreement is amended by deleting "or PLMI" wherever that phrase appears in that section and substituting "PLMI, or MILPI" therefor.

2.8  Section 5.1.11 of the Loan Agreement is amended by deleting "PLMI" in the last line thereof and substituting "MILPI" therefor.

2.9  Section 5.1.12 of the Loan Agreement is amended by deleting "and PLMI" in the last line thereof and substituting "PLMI, or MILPI" therefor.

2.10  Section 5.1.13 of the Loan Agreement is amended by deleting "PLMI" in the second line thereof and substituting "MILPI" therefor.

2.11  The paragraph immediately following Section 5.1.13 of the Loan Agreement is amended by deleting "PLMI" wherever that term appears in that paragraph and substituting "MILPI" therefor.

2.12  Section 5.3 of the Loan Agreement is amended by deleting "PLMI" in the ninth line thereof and substituting "MILPI" therefor.

2.13  Section 5.4 of the Loan Agreement is amended by deleting "PLMI" in the last line thereof and substituting "MILPI" therefor.

2.14  Section 6.13 of the Loan Agreement is amended by deleting "PLMI" in the eighth line thereof and substituting "PLMI or MILPI" therefor.

2.15  The paragraph immediately following Section 7.4 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

AcquiSub covenants and agrees that, so long as the Commitments hereunder shall be available, and until full, complete and indefeasible payment and performance of the Obligations, including without limitation, all Loans evidenced by the Notes, unless Requisite Lenders shall otherwise consent in writing, AcquiSub shall cause MILPI to maintain a Funded Debt Ratio of not greater than 1.0:1.0, all in accordance with the MILPI Letter.

2.16  Section 8.1.2 of the Loan Agreement is hereby amended by adding the following language to the end thereof:

(c) MILPI defaults in the repayment of any principal of or the payment of any interest on any Indebtedness or defaults in any payment in respect of any Contingent Obligation, in each case exceeding, in the aggregate outstanding principal amount, $2,000,000, or MILPI breaches or violates any term or provision of any evidence of such Indebtedness or Contingent Obligation or of any such loan agreement, mortgage, indenture, guaranty or other agreement relating thereto with the result that such Indebtedness or Contingent Obligation becomes or is caused to become then due and payable in its entirety, whether by acceleration of otherwise; or

2.17  Section 8.1.6 of the Loan Agreement is amended by deleting "PLMI" in the fourth line thereof and substituting "PLMI, MILPI" therefor.

2.18  Section 8.1.7 of the Loan Agreement is amended by deleting "PLMI" wherever that term appears in that section and substituting "PLMI, MILPI" therefor.

2.19  Section 8.1.8 of the Loan Agreement is amended by deleting "PLMI" in the third line thereof and substituting "PLMI, MILPI" therefor.

2.20  Section 8.1.15 of the Loan Agreement is amended and restated in its entirety to read as follows:

8.1.15 Action By Governmental Authority . Any Governmental Authority enters a decree, order or ruling (" Government Action ") which will materially and adversely affect any Borrower’s, any Marine Subsidiary of such Borrower’s, FSI’s, TEC’s, Acquisub’s, PLMI’s, or MILPI’s financial condition, operations or ability to perform or pay such party’s obligations arising under this Agreement or any instrument or agreement executed pursuant to the terms of this Agreement or which will similarly affect any Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower (or jointly with one or more other Borrowers). Such Borrower or FSI shall have thirty (30) days from the earlier of the date (a) Borrower or FSI, as applicable, first discovers it is the subject of Government Action or (b) a Lender or any agency gives notice of Government Action to take such steps as are necessary to obtain relief from the Government Action. For the purpose of this paragraph, "relief from Government Action" means to discharge or to obtain a dismissal of or release or relief from (i)  any Government Action so that the affected party or parties do not incur (A) any monetary liability in the case of Acquisub or any Marine Subsidiary of Acquisub, (B)  monetary liability of more than $1,000,000 in the case of any other Borrower or any Marine Subsidiary of such other Borrower, (C)  monetary liability of more than $500,000 in the case of FSI, (D)  monetary liability of more than $500,000 in the case of TEC, (E)  monetary liability of more than $1,000,000 in the case of PLMI, (F) monetary liability of more than $1,000,000 in the case of MILPI, or (G)  monetary liability of more than $1,000,000, in the aggregate, in the case of any combination of the foregoing Persons, or (ii)  any disqualification of or other limitation on the operation of any Borrower, any Marine Subsidiary of such Borrower, FSI, TEC, Acquisub, PLMI and MILPI, or any of them, which in the reasonable determination of Requisite Lenders may have a Material Adverse Effect; or

Section 3.  Amendment to Section 3.2 of the Loan Agreement. Section 3.2 of the Loan Agreement is hereby amended (i) by adding the following new Sections 3.2.4 and 3.2.5 immediately following the existing Section 3.2.3 and (ii) renumbering existing Sections 3.2.4 and 3.2.5 as 3.2.6 and 3.2.7, respectively:

3.2.4  Security Documents (MILPI). Agent shall have received the Security Agreement (MILPI) in form and substance satisfactory to Lenders, duly executed and delivered by MILPI; there shall have been filed in all applicable jurisdictions Uniform Commercial Code financing statements naming MILPI as "debtor" and the Agent as "secured party" (which financing statements shall be in form and substance acceptable to Agent) to perfect the security interest of Agent in the Collateral described in the Security Agreement (MILPI) entered into by MILPI, and there shall have been delivered to Agent or executed, filed and/or recorded in all applicable jurisdictions such other instruments or documents as Agent deems necessary or advisable to perfect its security interest in such Collateral; and Agent shall have received such Lien and judgment searches, opinions, releases, termination statements, and other documents and instruments as Agent shall reasonably request to confirm that Agent shall have a first priority perfected security interest in such Collateral subject to no other Liens other than Permitted Liens.

3.2.5  Opinion (MILPI). Agent shall have received an originally executed opinion of counsel with respect to MILPI, in form and substance satisfactory to Lenders, dated as of the date of the initial Advance and addressed to Lenders, together with copies of any officer’s certificate or legal opinion of other counsel or law firm specifically identified and expressly relied upon by such counsel.

Section 4.  Conditions Precedent. The legal effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

4.1  Executed Amendment. Agent shall have received this Amendment duly executed and delivered by FSI and each Borrower, consented to and acknowledged by the Guarantors (which for this purpose shall include MILPI), and the same shall have become effective;

4.2   Corporate Documents. Agent shall have received, in form and substance satisfactory to Lenders and their respective counsel, the following:

(a)  A certified copy of the records of all actions taken by MILPI, including all resolutions of MILPI, authorizing or relating to the execution, delivery and performance of this Amendment, the Loan Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby;

(b)  A certificate of a Responsible Officer of MILPI, stating that (A) the certificate of formation, the operating agreement and any other formation documents of MILPI attached to such certificate are true and accurate, remain in full force and effect and have not been amended since the date thereof and (B) MILPI is in good standing under the laws of the state of its formation and each other jurisdiction where its ownership of Property and assets or conduct of business require such qualification;

(c)  Certificates of incumbency and signature with respect to the authorized representatives of MILPI executing each Loan Document to which it is a party;

(d)  Such other documents relating to each Loan Party as Lenders may reasonably request;

4.3  Amendment to Guaranty.    Agent shall have received Amendment No. 1 to Guaranty described in the definition of "Guaranty" contained in Section 1.2 of this Amendment, in form and substance satisfactory to Lenders, duly executed and delivered by each Guarantor (which for this purpose shall include MILPI);

4.4  Amendments to Subordination Agreements. Agent shall have received each Amendment No. 1 to Subordination Agreement described in the definition of "Subordination Agreements" contained in Section 1.2 of this Amendment, in form and substance satisfactory to Lenders, duly executed and delivered by each Subordinated Lender (which for this purpose shall include MILPI) and each Borrower, respectively;

4.5  MILPI Letter. Agent shall have received the MILPI Letter (as defined in Section 1.1 of this Amendment) in form and substance satisfactory to Lenders, duly executed and delivered by MILPI. Upon the effectiveness of this Amendment, the PLMI Letter shall automatically terminate;

4.6  Amendment No. 1 to Credit Agreement. Agent shall have received an Amendment No. 1 to Credit Agreement amending the Credit Agreement in form and substance satisfactory to Lenders, duly executed and delivered by EGF VI;

4.7  Material Adverse Effect . No event that has resulted or could result in a Material Adverse Effect shall have occurred since the date of the most recent financial statements delivered to Agent pursuant to Section 5.1 of the Loan Agreement, as determined by Agent in its sole discretion; and

4.8  Payment of Fees. Agent shall have received   reimbursement from Borrowers of its costs and expenses incurred (including, without limitation, its attorneys’ fees and expenses) in connection with this Amendment and the transactions contemplated hereby.

Section 5.  Limited Amendment. Each of the amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be an amendment of any other term or condition of the Loan Agreement or the other Loan Documents, to prejudice any right or remedy which Agent or any Lender may now have or may have in the future under or in connection with the Loan Agreement or the other Loan Documents or (b) to be a consent to any future amendment.

Section 6.  Representations And Warranties. Each of Borrower and FSI represents and warrants that its respective representations and warranties made in the Loan Documents continue to be true and complete in all material respects as of the date hereof after giving effect to this Amendment (except to the extent such specifically relate to another date). Each of Borrower and FSI further represents and warrants that the execution, delivery and performance of this Amendment are duly authorized, do not require the consent or approval of any governmental body or regulatory authority and are not in contravention of or in conflict with any material law or regulation or any term or provision of any other material agreement entered into by such Borrower or FSI, as applicable.

Section 7.  Governing Law. Except as otherwise expressly provided in any of the Loan Documents, in all respects, including all matters of construction, validity and performance, this Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.

Section 8.  Effective Date of Amendment; Full Force And Effect; Entire Agreement. This Amendment shall be deemed effective as of December 31, 2002. Except to the extent expressly provided in this Amendment, the terms and conditions of the Loan Agreement and the other Loan Documents shall remain in full force and effect. This Amendment and the other Loan Documents constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof or the extension of credit by the Lenders to the Borrowers and/or their affiliates.

Section 9.  Counterparts . This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

Borrowers:                                                     PLM Equipment Growth Fund V

By PLM Financial Services, Inc.,
                                                                        Its General Partner

By _______________________________________

Its________________________________________

PLM Equipment Growth Fund VI

By PLM Financial Services, Inc.,
                                                                        Its General Partner

By _______________________________________

Its________________________________________

PLM Equipment Growth & Income Fund VII

By PLM Financial Services, Inc.,
                                                                        Its General Partner

By _______________________________________

Its________________________________________

Professional Lease Management Income Fund I, L.L.C.

By PLM Financial Services, Inc.,
                                                                        Its Manager

By _______________________________________

Its________________________________________

Acquisub, LLC

By PLM Financial Services, Inc.
                                                                        Its Manager

By _______________________________________

Its________________________________________

FSI:                                                                 PLM Financial Services, Inc.

By _______________________________________

Its________________________________________

Lenders:                                                        Comerica Bank-California,
                                                                       successor by merger to Imperial Bank

By _______________________________________

Its________________________________________

PFF Bank & Trust

By _______________________________________

Its________________________________________

Agent:                                                            Comerica Bank-California,
                                                                        successor by merger to Imperial Bank

By _______________________________________

Its________________________________________

The undersigned Guarantors under the Multiparty Guaranty dated as of April 13, 2001, as amended by Amendment No. 1 to Guaranty dated as of March 3, 2003 (the "Guaranty") hereby consent to the terms of the foregoing amendment and acknowledge that the Guaranty remains fully effective in accordance with its terms with respect to the obligations of the Borrowers under the Loan Agreement, as amended pursuant to this Amendment.

Executed as of March 3, 2003.

PLM International, Inc.

By:__________________________

Its:__________________________

PLM Financial Services, Inc.

By:_________________________

Its:_________________________

PLM Transportation Equipment Corporation

By:__________________________

Its:__________________________

MILPI Holdings, LLC

By:_________________________

Its:_________________________